Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Bayview Fund Management, LLC (“Client” or “Bayview”) from June 2020 through July 2020 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the review scopes detailed below, on six hundred fifty-nine (659) mortgage loans (the “Guideline Review”) and three hundred eighty-six (386) mortgage loans (the “Pay History Review”). As a subset of the Guideline Review, AMC also conducted a Limited Non-Owner Occupancy Review, Valuation Review and Data Integrity Review. During the course of the securitization evaluation process, the Client removed loans that were reviewed by AMC from the securitization for reasons that were not disclosed to AMC. The final population of the Guideline Review covered six hundred forty-four (644) mortgage loans and the final population of the Pay History Review covered three hundred seventy-six (376) mortgage loans.

(3) Determination of the sample size and computation.

The sample sizes utilized were communicated by the Client to AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) involved twenty-nine (29) potential fields listed below.

# of Units	Interest Rate Change Frequency	Original Loan Amount
Amortization Type	Interest Rate Life Max	Original LTV
Appraised Value	Interest Rate Life Min	Original P&I
Borrower First Name	Interest Rate Periodic Cap	Purpose
Borrower Last Name	Interest Rate Periodic Floor	Refi Purpose
City	Margin	Representative FICO
Contract Sales Price	Maturity Date	State
First Interest Rate Change Date	Next Interest Rate Change Date	Street
First Payment Date	Note Date	Zip
Index Type	Original Interest Rate

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Guideline Review

Documents reviewed include the following items: Note, Guaranty Agreement(s) [if applicable], Deed of Trust/Mortgage, Non-Owner-Occupancy and Business-Purpose Letter of Intent (LOI)/Letter of Explanation (LOE), Final Form 1003 or applicable Loan application(s), Credit Report(s), Verification of Rent/Mortgage (VOR/VOM) payment history [if applicable], Identification/proof of residency status, Background check, Business License [if applicable], Business P&L’s [if applicable], Verification of down payment funds/ funds to close/reserve funds [if applicable], Appraisal Report, Broker Price Opinion and market rent addendum[if applicable], Appraisal Review documentation [if applicable], Existing Leases [if applicable], Rent Roll, Environmental reports, Flood certificates, Purchase agreement(s)[if applicable], Final HUD-1 or alternative closing statements, Title Search documentation, Evidence of Hazard/Liability/Flood Insurance coverage, second mortgage documentation [if applicable], Certification(s) of Business purpose of loan, Certification(s) of Non-Owner Occupancy and Indemnity [if applicable].

Each loan is reviewed for compliance based on the applicable Credit policy, procedures or documented change memo in place at the time of origination along with update credit memos with retroactive effective dates. The debt to service calculation is not being recalculated as it is a data capture field only.

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Review procedures include:

▪      Review of the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, compliance with guidelines, and agreement with all other Loan Approval documentation except for recalculation of DSCR.

▪      Appraisal reports, BPO’s, and Appraisal Reviews are examined to determine property is consistent with underwritten property type, usage, as well as evaluated for evidence/indication of either owner or tenant occupancy and compared against the information contained in one another to evaluate consistency and accuracy and compliance with guidelines.

▪      Environmental reporting, Flood Certification, and Evidence of Insurance are reviewed to confirm accuracy and compliance with guideline requirements.

▪      Credit reporting, VOR/VOM, Background Check, and any applicable Letter(s) of Explanation related to these items are reviewed to confirm accuracy, compliance with guideline requirements, and consistency with Final Loan Approval worksheet.

▪      HUD-1’s or alternative closing statements, Title Search, Purchase agreements, existing leases/rent rolls, and verification of funds are reviewed for agreement with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as compliance with guideline requirements.

▪      LOI/LOE(s) are reviewed for presence of un-qualified statement of Business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified of the borrower(s)/guarantor(s).

▪      Final Form 1003 or applicable Loan application is reviewed to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.

▪      Business License and P&L’s (if applicable) are confirmed present, valid, and compliant with guideline requirements.

▪      Second Mortgage documents (if applicable) are confirmed present, valid, align with approved terms amounts, and compliant with guideline requirements.

▪      Final loan approval worksheets are reviewed for accuracy, completion, documentation of approval for any exceptions, and evaluated for agreement/consistency with all other documentation contained in the review file.

▪      Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity are reviewed for presence of a completed fields, and verified that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required; Verify presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, whether individual certifications or one certificate containing all required signatures.

▪      The Primary Residence address(es) listed are compared for consistency between the Final Form 1003 or applicable Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.

▪      Any non-approved guideline material exceptions affecting the borrower’s ability to repay the loan (missing Exception Credit Memo or Final UW Memo detailing exception approval) and/or inconsistencies are documented and reported and/or marked for further dialogue.

Limited Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 or applicable Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

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▪	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership, or an Individual(s)).
▪	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type and evaluating the reports for evidence/indication of either owner or tenant occupancy.
▪	For files made to Individual borrowers, or certain Trusts, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, verifying that the LOI/LOE cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and the loan file will not be cited if missing.
▪	Reviewing the Final Form 1003 or applicable Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	For files made to Individual borrowers or certain Trusts, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including verifying that that the handwritten Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and the loan file will not be cited if missing.
▪	For files made to Individual borrowers, or certain Trusts, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower identified within the subject note/guaranty agreement, including verifying that individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and the loan file will not be cited if missing.
▪	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003or applicable Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any material exceptions affecting the borrower’s ability to repay the loan (missing Exception Credit Memo or Final UW Memo detailing exception approval) and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC reviewed secondary valuation products on one-hundred and thirty-three (133) mortgage loans with Residential 1-4 unit property types. Once these valuations were received, AMC compared these values versus the origination appraisal.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

Payment History Review

AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a 12-month payment string for each mortgage loan.

Data Integrity Review

For the loans in the Guideline Review population, AMC compared data fields on the securitization tape provided by the Client to the data found in the actual file.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

AMC’s reviews resulted in zero (0) total open EV3 level exceptions.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings

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reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

Guideline Review Credit Results:

All six hundred forty-four (644) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 68.63% of the mortgage loans by number have a Credit grade of “A”.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	442	68.63%
B	202	31.37%
C	0	0.00%
Total	644	100.00%

Guideline Review Valuation Results:

All six hundred forty-four (644) mortgage loans reviewed by AMC have a Property/Valuation grade of “B” or higher and 93.48% of the mortgage loans by number have a Property/Valuation grade of “A”.

Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	602	93.48%
B	42	6.52%
C	0	0.00%
Total	644	100.00%

Guideline Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all six hundred forty-four (644) mortgage loans reviewed by AMC have an Overall grade of “B” or higher and 64.13% of the mortgage loans by number have an Overall grade of “A.”

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	413	64.13%
B	231	35.87%
C	0	0.00%
Total	644	100.00%

PAYMENT HISTORY REVIEW SUMMARY

AMC conducted a Payment History Review on three hundred seventy-six (376) mortgage loans. Of such mortgage loans, three hundred seventeen (317) mortgage loans had no delinquencies during the lookback period and no missing pay history

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data and fifty-nine (59) mortgage loans showed evidence of one or more delinquencies during the lookback period and no missing pay history.

Delinquency During Lookback	Loan Count	% of Loans
No Delinquencies, Full Data	317	84.31%
No Delinquencies, Some Missing Data	0	0.00%
Delinquencies, Full Data	59	15.69%
Delinquencies, Some Missing Data	0	0.00%
Total	376	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	376	100.00%
Total	376	100.00%

While all three hundred eighty-six loans were reviewed for a 12-month lookback period, some loans may have had less than 12 months of payment history reported due to origination dates within the 12-month lookback period.

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the six hundred forty-four (644) mortgage loans reviewed, sixty-eight (68) unique mortgage loans had sixty-eight (68) different tape discrepancies across eight (8) data fields (some mortgage loans had more than one data delta).

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	1	644	0.16%	644
Amortization Type	0	644	0.00%	644
Appraised Value	24	644	3.73%	644
Borrower First Name	0	145	0.00%	644
Borrower Last Name	0	644	0.00%	644
City	0	644	0.00%	644
Contract Sales Price	6	223	2.69%	644
First Interest Rate Change Date	1	240	0.42%	644
First Payment Date	0	644	0.00%	644
Index Type	4	240	1.67%	644
Interest Rate Change Frequency	0	240	0.00%	644
Interest Rate Life Max	0	240	0.00%	644
Interest Rate Life Min	0	240	0.00%	644
Interest Rate Periodic Cap	0	240	0.00%	644
Interest Rate Periodic Floor	0	240	0.00%	644
Margin	0	240	0.00%	644
Maturity Date	0	644	0.00%	644
Next Interest Rate Change Date	0	240	0.00%	644
Note Date	0	644	0.00%	644
Original Interest Rate	0	644	0.00%	644
Original Loan Amount	0	644	0.00%	644
Original LTV	5	644	0.78%	644
Original P&I	0	644	0.00%	644
Purpose	0	644	0.00%	644
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Refi Purpose	25	423	5.91%	644
Representative FICO	0	644	0.00%	644
State	0	644	0.00%	644
Street	0	644	0.00%	644
Zip	2	644	0.31%	644
Total	68	13,899	0.49%	644

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

ALL ITEMS ARE RELEVANT FOR THE 659 LOANS IN THE GUIDELINE REVIEW THAT ARE STILL PART OF THE SECURITIZATION POPULATION.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	404	62.73%	$168,332,972.00	59.99%
Adjustable	240	37.27%	$112,253,312.00	40.01%
Total	644	100.00%	$280,586,284.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	644	100.00%	$280,586,284.00	100.00%
Total	644	100.00%	$280,586,284.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Other/Multi-purpose/Unknown Purpose	335	52.02%	$147,851,260.00	52.69%
Other-than-first-time Home Purchase	223	34.63%	$88,266,274.00	31.46%
Rate/Term Refinance - Borrower Initiated	86	13.35%	$44,468,750.00	15.85%
Total	644	100.00%	$280,586,284.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	2	0.31%	$650,000.00	0.23%
121-180 Months	2	0.31%	$565,000.00	0.20%
181-240 Months	5	0.78%	$3,641,500.00	1.30%
241-360 Months	635	98.60%	$275,729,784.00	98.27%
Total	644	100.00%	$280,586,284.00	100.00%

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